UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   __________

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 June 9, 2005

                                   MFRI, INC.
             (Exact name of registrant as specified in its charter)

Delaware                         0-18370                     36-3922969
(State or Other                  (Commission                 (IRS Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)

7720 Lehigh Avenue, Niles, Illinois                          60714
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: 847-966-1000

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On  June  1,  2005,   the  Company's   Annual  Report  was  mailed  to  its
stockholders. Included in the Annual Report was a previously unpublished letter to the stockholders, which appears as Exhibit 99 to this report.

SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              MFRI, INC.
                                              (Registrant)



Date:  June 9, 2005                     By: /s/ Michael D. Bennett
                                              ----------------------------------
                                              Michael D. Bennett
                                              Vice President